Scudder
Classic Growth Fund


Annual Report
August 31, 1998

For investors seeking long-term growth of capital with reduced share price volatility compared to other growth mutual funds.

Scudder Classic Growth Fund is properly known as Classic Growth Fund.

This Fund is a diversified series of Investment Trust.

SCUDDER                    (logo)

                           Scudder Classic Growth Fund

--------------------------------------------------------------------------------
Date of Inception: 9/9/96  Total Net Assets of Scudder    Ticker Symbol:  SCCGX
                              Shares as of 8/31/98:
                                 $103.5 million
--------------------------------------------------------------------------------


o The Scudder Shares of Classic Growth Fund declined 2.72% for the 12-month period ended August 31, 1998, compared to the 8.13% return for the unmanaged S&P 500 Index for the same period.


o The Fund's focus on established mid- and large-capitalization companies with reasonable valuations was a disadvantage in an investment environment where the most substantial gains were provided by a select few highly priced growth stocks.


o The Fund continues to emphasize high-quality leading companies whose stocks are attractively valued.




                                Table of Contents

   3  Letter from the Fund's President    17  Financial Highlights
   4  Performance Update                  21  Notes to Financial Statements
   5  Portfolio Summary                   26  Report of Independent Accountants
   6  Portfolio Management Discussion     27  Tax Information
   9  Glossary of Investment Terms        28  Officers and Trustees
  10  Investment Portfolio                29  Investment Products and Services
  14  Financial Statements                30  Scudder Solutions


                        2 - Scudder Classic Growth Fund

                        Letter from the Fund's President

Dear Shareholders,

     After several years of record strong performance for the U.S. stock market, global events -- led by the currency crises in Southeast Asia, Japan's recession, and the recent crisis in Russia -- have begun to impact the domestic market. Market declines can be undiscriminating, and shares of fundamentally sound companies may get hit as hard as those with higher market valuations. However, this kind of environment can also provide extraordinary buying opportunities, because as markets recover, fundamentals can carry the day, and investing in the best companies should again provide attractive returns. For more detail on the events of the past 12 months and the managers' outlook, please turn to the discussion beginning on page 6.

     For those of you who are interested in new Scudder funds, we recently introduced two international funds: Scudder International Growth Fund -- which seeks to invest in high growth opportunities in both developed and developing markets, and Scudder International Value Fund -- which seeks to invest in undervalued foreign securities. For further information on these new funds, please call Scudder Investor Information at 1-800-225-2470.

     Thank you for your continued investment in Scudder Classic Growth Fund. If you have any questions about your account, please call Scudder Investor Relations at the toll-free number above, or visit our Web site at http://funds.scudder.com.


     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Classic Growth Fund


                        3 - Scudder Classic Growth Fund

                     Performance Update as of August 31, 1998

-------------------------------------------
Fund Index Comparisons
-------------------------------------------
                            Total Return
-------------------------------------------
Period Ended   Growth of            Average
8/31/98         $10,000  Cumulative  Annual
-------------------------------------------
Classic Growth Fund - Scudder Shares
-------------------------------------------
1 Year          $  9,728    -2.72%   -2.72%
Life of Class*  $ 14,125    41.25%   19.11%
-------------------------------------------
S&P 500 Index
-------------------------------------------
1 Year          $ 10,813     8.13%    8.13%
Life of Class*  $ 14,399    43.99%   20.94%
-------------------------------------------
*The Fund commenced operations on September 9, 1996.
Index comparisons begin September 30, 1996.

-------------------------------------------
Growth of a $10,000 Investment
-------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Classic Growth Fund --
Scudder Shares

Year            Amount
----------------------
9/96*          $10,000
11/96          $10,928
2/97           $11,361
5/97           $12,419
8/97           $13,818
11/97          $14,160
2/98           $15,660
5/98           $16,154
8/98           $13,442

S&P 500 Index

Year            Amount
----------------------
9/96*          $10,000
11/96          $11,053
2/97           $11,601
5/97           $12,506
8/97           $13,317
11/97          $14,206
2/98           $15,664
5/98           $16,346
8/98           $14,399

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Nasdaq Stock Market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

                           Yearly periods ended August 31

                              1997*         1998
--------------------------------------------------------------------------------
Net Asset Value             $17.38        $16.61
--------------------------------------------------------------------------------
Income Dividends            $  .04        $  .04
--------------------------------------------------------------------------------
Capital Gains Dividend      $   --        $  .29
--------------------------------------------------------------------------------
Fund Total Return (%)        45.20         -2.72
--------------------------------------------------------------------------------
Index Total Return (%)       38.08          8.13
--------------------------------------------------------------------------------
Effective April 16, 1998, the Fund changed its name from Scudder Classic Growth Fund to Classic Growth Fund and an additional three classes of shares were offered. Existing shares of Classic Growth Fund outstanding on that date were redesignated Scudder Shares of the Fund. The total return information provided is for the Fund's Scudder Share class. The total return for Classes A, B, and C would have been lower due to sales loads and certain class specific expenses. Performance is historical, assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total return for the one year and life of Class periods would have been lower.


                        4 - Scudder Classic Growth Fund

                    Portfolio Summary as of August 31, 1998

-------------------------------
Asset Allocation
-------------------------------

Equity Holdings             94%
Cash Equivalents             6%
-------------------------------
                           100%
-------------------------------

The Fund maintains a fully invested
approach in quality growth stocks.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

------------------------------
Sector Diversification
(Excludes 6% Cash Equivalents)
------------------------------
Financial                  18%
Technology                 16%
Consumer Discretionary     15%
Health                     12%
Energy                      9%
Manufacturing               8%
Consumer Staples            6%
Media                       6%
Durables                    5%
Other                       5%
------------------------------
                          100%
------------------------------

The Fund was slightly overweighted
in the financial industry compared to
the market, and favored the
technology and healthcare sectors for
their performance potential.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-------------------------------
Ten Largest Equity Holdings
(26% of Portfolio)
-------------------------------
1.  EXEL, Ltd.
    Provider of liability insurance

2.  Home Depot, Inc.
    Building supply/home improvement stores

3.  Procter & Gamble Co.
    Diversified manufacturer of consumer products

4.  Schering-Plough Corp.
    Pharmaceutical and consumer products

5.  Intel Corp.
    Semiconductor memory circuits

6.  WorldCom, Inc.
    Long distance telecommunication services

7.  Compaq Computer Corp.
    Leading manufacturer of personal computers

8.  American International Group, Inc.
    Major international insurance holding company

9.  Omnicom Group, Inc.
    Leading advertising company

10. Federal National Mortgage Association
    Insurer and holder of mortgage loans


The Fund's top holdings are
established, familiar companies that
are leaders in their sectors.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                        5 - Scudder Classic Growth Fund

                         Portfolio Management Discussion

In the following interview, William F. Gadsden and Bruce F. Beaty, portfolio managers of Scudder Classic Growth Fund, discuss the Fund's strategy and the market environment during the annual period ended August 31, 1998.

Q: How did the Scudder Shares of Classic Growth Fund perform over the 12-month period?

A: The Scudder Shares (the "Shares") returned -2.72%, compared to the 8.13% return for the Shares' benchmark, the unmanaged S&P 500 Index, for the same period. While this was a difficult period for many investors seeking to outperform the S&P 500, it should be noted that since the Fund's inception in September 1996, the Shares' returns have generally been more in line with the performance of the broader market.

Q: Crises in the emerging markets -- especially Asia and Russia -- had a significant effect on the U.S. stock market over the 12 months. How would you characterize this period?

A: The period can essentially be broken down into three distinct periods. The first might be referred to as the Asian Crisis Part I, which spanned the end of summer 1997 into fall 1997, when the initial Southeast Asian currency crisis erupted. The second distinguishable period was in early 1998, when worries about Asia abated and the market was once again roaring ahead -- at the end of June, the S&P 500 Index had a year-to-date return of 17.71%. The third stage, or the Asian Crisis Part II, occurred in August of 1998. This was one of the worst Augusts on record for the U.S. stock market, with the continuing effects of the Asian crisis and the debt default and ruble devaluation in Russia as the primary culprits. The S&P 500 was down 14.45% in the month of August alone, erasing all of the year's previous gains and bringing its year-to-date total return down to -0.35%.

Q: How did this environment affect the Fund's performance?

A: The Fund's approach was out of favor during much of the period. Our strategy for the Fund is very much a "growth at a reasonable price" (GARP) discipline. Our quantitative ranking discipline divides stocks into quintiles, where stocks in the first and second quintiles are the most attractive and should outperform stocks in the fourth and fifth quintiles, which are sell candidates. Potential purchase candidates must pass this initial screen before they even show up on our radar for further consideration. Therefore, we did not own any of the mega-cap names that were providing the most sizable returns toward the end of the period, because in our opinion their valuations were extraordinarily high. These huge, high-multiple growth stocks included Coca-Cola, Lucent Technologies, Microsoft, and Warner Lambert.

This recent phenomenon of market performance led primarily by mega-cap growth stocks, is reminiscent of the "nifty-fifty" stocks of the 1970s -- a small group of blue chip stocks with relatively high valuations that significantly outperformed the rest of the market. This "narrowing of the market" is not necessarily a bad thing, as long as stock prices are supported by solid fundamentals and reasonable valuations. Unfortunately, earnings growth rates have been decelerating and valuations are relatively high for many of these mega-cap stocks.

This condition represents what we call a GAAP -- or "growth at any price" -- situation, when companies such as Coca-Cola are selling for an astonishing 40-50


                        6 - Scudder Classic Growth Fund
times earnings. We believe that this phenomenon is not yet over, but it does seem to be abating. Investors are selling stock of companies that show the slightest earnings uncertainties, and are instead putting the money back into stocks offering good earnings prospects at more favorable prices. Pfizer is an example of one of these companies that seems to have solid earnings visibility, and was a Fund holding at period-end.

Q: Financial stocks remain the largest weighting in the portfolio. How did this sector fare?

A: We were slightly overweighted in this sector at the end of the period compared to the market, but we are analyzing whether the world might be entering a credit crisis. Many established U.S. financial institutions have significant exposure to the foreign and emerging markets through loans and other arrangements. The first wave of the Asian crisis had a marked effect on the portfolio's financial holdings, which had been some of the top performers in the Fund up to that point. When Asian fears subsided in early 1998, many financial companies reached record highs. As the crises worsened, especially toward the end of the period, investors became increasingly concerned about the impact on corporate earnings. Shortly after the end of the Fund's fiscal period, we began to see some acknowledgment of the crises' effect on the earnings of a number of banks and financial institutions with foreign exposure. This held back the performance of financial stocks for the period, many of which had provided strong performance earlier in the year.

Q: How did specific financial companies fare?

A: The merger of Travelers and Citicorp in July 1998, both of which were held in the portfolio during the year, produced some euphoria for the whole financial sector. However, in August of 1998, financial issues were again hit especially hard -- evident in the stock price of Travelers, which traded for as high as $72 at the time of the merger with Citicorp, but had dropped to as low as $38 by the end of August.

Insurance holding company American International Group (AIG) was a Fund holding that suffered in the global environment during the period. There were worries about the company's heavy global operations, especially in Asia, as well as concerns regarding its merger with SunAmerica, which was announced in August 1998. While we thought that the merger was a good fit strategically -- SunAmerica offered exposure to the retirement planning and savings segment that AIG did not have on its own -- AIG paid a high price for SunAmerica. This led to concern that earnings might be diluted, and as a result, we pared back our position. American Express, which was our largest holding at mid-year, was also reduced.

Q: How did other sectors perform?

A: The major oil companies generally held up better than the market, with Exxon and Mobil declining around 6% and 1%, respectively. Both companies have defensive characteristics and good yields. In the technology field, Intel, which holds about 85% of the microprocessor market, performed in line with the market's performance and remains one of the portfolio's top holdings. We are also still favoring the healthcare sector, represented in the portfolio by companies such as Schering-Plough, HEALTHSOUTH, and Becton, Dickinson.


                        7 - Scudder Classic Growth Fund

Q: Were there any bright spots in the portfolio?

A: Yes, including home improvement retailer Home Depot, which has been one of the Fund's best performers, and was the largest holding at one point during the year. Home Depot's performance was aided by the fact that it is a purely domestic retailer (with an expanding presence in Canada).

Advertising corporation Omnicom was another winner that we owned for most of the period. As the advertising business is becoming more and more concentrated, companies worldwide are consolidating all of their business with one large agency that is able to provide global solutions. Currently, about half of Omnicom's billings are placed outside of the United States through its stable of ad agencies.

Q: What is your outlook for the market and how will it affect your strategy going forward?

A: Looking ahead, our outlook is extremely cautious and volatility in the market would not be surprising. It is difficult to foresee much headway as long as the expectations for earnings growth are restrained. Many stocks are down already, and estimates for U.S. corporate profits keep getting lowered. Valuations are declining, but stocks are still not cheap enough for a sustained rebound.

We plan to be even more discriminating in our choice of investments and place an even greater premium on stocks with reasonable valuations. This valuation screen has worked well historically. When there is stress on the global system, as there is currently, we think sticking with companies that have clean balance sheets and improving competitive positions should provide a solid foundation.

                          Scudder Classic Growth Fund:
                          A Team Approach to Investing

  Scudder Classic Growth Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Lead Portfolio Manager William F. Gadsden, who joined the Adviser in 1983, focuses on overall investment strategy and has 15 years of investment industry experience.

  Portfolio Manager Bruce F. Beaty focuses on securities selection and assists with the creation and implementation of investment strategy for the Fund. He joined the Adviser in 1991 and has 16 years of investment industry experience.


                        8 - Scudder Classic Growth Fund

                                Glossary of Investment Terms

FUNDAMENTAL RESEARCH       Analysis of companies based on the projected
                           impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

GROWTH STOCK               Stock of a company that has displayed above-average
                           earnings growth and is expected to continue to increase profits rapidly going forward.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time.

MARKET CAPITALIZATION      The value of a company's outstanding shares of
                           common stock, determined by multiplying the number of shares outstanding by the share price
                           (Shares x Price = Market Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

OVER/UNDER WEIGHTING       Refers to the allocation of assets -- usually by
                          sector, industry, or country -- within a
                           portfolio relative to a benchmark index, (i.e. the S&P 500) or an investment universe.

PRICE/EARNINGS RATIO       A widely used gauge of a stock's valuation that
(P/E) (also "earnings      indicates what investors are paying for a company's
multiple")                 earnings on a per-share basis. Typically based on a
                           company's projected earnings for the next 12 months, a higher "earnings multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

VALUE STOCK                A company whose stock price does not fully reflect
                           its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.


Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Investment
Terms


                        9 - Scudder Classic Growth Fund

                   Investment Portfolio as of August 31, 1998

                                                                                               Principal             Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 6.5%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 8/31/1998
  at 5.75%, to be repurchased at $7,452,190 on 9/1/1998, collateralized by a                                       -----------
  $7,555,000 U.S. Treasury Bond, 5.875%, 1/31/1999 (Cost $7,451,000) ....................      7,451,000             7,451,000
                                                                                                                   -----------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 93.5%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 14.0%
Department & Chain Stores 8.0%
Costco Companies, Inc.* .................................................................         37,300             1,755,431
Dayton Hudson Corp. .....................................................................         63,300             2,278,800
Home Depot, Inc. ........................................................................         86,800             3,341,800
Walgreen Co. ............................................................................         47,500             1,828,750
                                                                                                                   -----------
                                                                                                                     9,204,781
                                                                                                                   -----------
Hotels & Casinos 2.1%
Carnival Corp. "A" ......................................................................         54,000             1,559,250
Mirage Resorts, Inc.* ...................................................................         57,700               858,288
                                                                                                                   -----------
                                                                                                                     2,417,538
                                                                                                                   -----------
Specialty Retail 3.9%
AutoZone, Inc.* .........................................................................         53,600             1,390,250
Office Depot Inc.* ......................................................................         75,500             1,925,250
Tiffany & Co. ...........................................................................         32,900             1,223,469
                                                                                                                   -----------
                                                                                                                     4,538,969
                                                                                                                   -----------
Consumer Staples 5.5%
Alcohol & Tobacco 1.5%
Philip Morris Companies, Inc. ...........................................................         42,600             1,770,563
                                                                                                                   -----------
Food & Beverage 1.2%
Suiza Foods Corp.* ......................................................................         27,700             1,339,988
                                                                                                                   -----------
Package Goods/Cosmetics 2.8%
Procter & Gamble Co. ....................................................................         41,700             3,190,050
                                                                                                                   -----------
Health 11.1%
Health Industry Services 1.8%
HEALTHSOUTH Corp.* ......................................................................        108,100             2,047,144
                                                                                                                   -----------
Medical Supply & Specialty 1.9%
Becton, Dickinson & Co. .................................................................         65,200             2,171,975
                                                                                                                   -----------


    The accompanying notes are an integral part of the financial statements.

                        10 - Scudder Classic Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals 7.4%
American Home Products Corp. ............................................................         28,600             1,433,575
Bristol-Myers Squibb Co. ................................................................         23,300             2,280,488
Pfizer, Inc. ............................................................................         18,900             1,757,700
Schering-Plough Corp. ...................................................................         36,300             3,121,800
                                                                                                                   -----------
                                                                                                                     8,593,563
                                                                                                                   -----------
Communications 2.6%
Telephone/Communications
WorldCom, Inc.* .........................................................................         72,500             2,967,969
                                                                                                                   -----------
Financial 17.0%
Banks 1.5%
BankAmerica Corp. .......................................................................         27,700             1,774,531
                                                                                                                   -----------
Insurance 8.9%
Allstate Corp. ..........................................................................         34,000             1,275,000
American International Group, Inc. ......................................................         35,500             2,744,594
Conseco, Inc. ...........................................................................         39,200             1,082,900
EXEL Ltd. (ADR)* ........................................................................         54,800             3,661,318
MBIA, Inc. ..............................................................................         26,400             1,481,700
                                                                                                                   -----------
                                                                                                                    10,245,512
                                                                                                                   -----------
Consumer Finance 1.5%
Associates First Capital Corp. ..........................................................         30,000             1,773,750
                                                                                                                   -----------
Other Financial Companies 5.1%
American Express Company ................................................................         20,700             1,614,600
Federal National Mortgage Association ...................................................         44,100             2,505,431
Travelers Group, Inc. ...................................................................         39,300             1,743,938
                                                                                                                   -----------
                                                                                                                     5,863,969
                                                                                                                   -----------
Media 5.4%
Advertising 2.4%
Omnicom Group, Inc. .....................................................................         57,300             2,728,913
                                                                                                                   -----------
Cable Television 1.8%
Tele-Comm Liberty Media Group "A"* ......................................................         64,550             2,109,978
                                                                                                                   -----------
Print Media 1.2%
Tribune Co. .............................................................................         22,300             1,436,956
                                                                                                                   -----------
Service Industries 1.7%
Investment 0.8%
Franklin Resources, Inc. ................................................................         28,500               919,125
                                                                                                                   -----------


    The accompanying notes are an integral part of the financial statements.

                        11 - Scudder Classic Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Commercial Services 0.7%
AccuStaff, Inc.* ........................................................................         63,300               791,250
                                                                                                                   -----------
Miscellaneous Consumer Services 0.2%
Service Corp. International .............................................................          9,300               315,038
                                                                                                                   -----------
Durables 4.9%
Aerospace 2.8%
Lockheed Martin Corp. ...................................................................         16,800             1,468,950
United Technologies Corp. ...............................................................         24,300             1,763,269
                                                                                                                   -----------
                                                                                                                     3,232,219
                                                                                                                   -----------
Automobiles 1.0%
Magna International, Inc. "A" ...........................................................         20,200             1,210,738
                                                                                                                   -----------
Telecommunications Equipment 1.1%
Nokia AB Oy "A" (ADR) ...................................................................         18,500             1,236,031
                                                                                                                   -----------
Manufacturing 7.1%
Chemicals 1.5%
Praxair, Inc. ...........................................................................         21,800               782,075
Sigma-Aldrich Corp. .....................................................................         34,900               968,475
                                                                                                                   -----------
                                                                                                                     1,750,550
                                                                                                                   -----------
Diversified Manufacturing 3.0%
General Electric Co. ....................................................................         22,400             1,792,000
Textron, Inc. ...........................................................................         26,000             1,631,500
                                                                                                                   -----------
                                                                                                                     3,423,500
                                                                                                                   -----------
Electrical Products 0.7%
Emerson Electric Co. ....................................................................         14,700               837,900
                                                                                                                   -----------
Machinery/Components/Controls 1.9%
Parker-Hannifin Group ...................................................................         74,150             2,150,350
                                                                                                                   -----------
Technology 14.6%
Computer Software 2.1%
Computer Associates International, Inc. .................................................         26,500               715,500
Parametric Technology Corp. .............................................................         63,000               645,750
Sterling Commerce, Inc.* ................................................................         34,100             1,125,300
                                                                                                                   -----------
                                                                                                                     2,486,550
                                                                                                                   -----------
Diverse Electronic Products 1.2%
Applied Materials, Inc.* ................................................................         55,400             1,360,763
                                                                                                                   -----------


    The accompanying notes are an integral part of the financial statements.

                        12 - Scudder Classic Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Electronic Data Processing 7.7%
Compaq Computer Corp. ...................................................................        103,400             2,888,738
Hewlett-Packard Co. .....................................................................         47,100             2,287,294
International Business Machines Corp. ...................................................         11,800             1,328,975
Sun Microsystems, Inc.* .................................................................         59,000             2,337,875
                                                                                                                   -----------
                                                                                                                     8,842,882
                                                                                                                   -----------
Semiconductors 3.6%
Intel Corp. .............................................................................         43,270             3,080,283
Linear Technology Corp. .................................................................         21,900             1,029,300
                                                                                                                   -----------
                                                                                                                     4,109,583
                                                                                                                   -----------
Energy 8.7%
Oil Companies 6.5%
Atlantic Richfield Co. ..................................................................         21,700             1,258,600
Exxon Corp. .............................................................................         28,100             1,838,794
Mobil Corp. .............................................................................         18,900             1,306,463
Repsol SA (ADR) .........................................................................         24,100             1,058,894
Royal Dutch Petroleum Co. (New York shares) .............................................         52,300             2,078,925
                                                                                                                   -----------
                                                                                                                     7,541,676
                                                                                                                   -----------
Oil/Gas Transmission 1.0%
Williams Cos., Inc. .....................................................................         50,150             1,153,450
                                                                                                                   -----------
Oilfield Services/Equipment 1.2%
Schlumberger Ltd. .......................................................................         31,400             1,375,713
                                                                                                                   -----------
Transportation 0.9%
Airlines 0.5%
AMR Corp.* ..............................................................................          9,800               534,100
                                                                                                                   -----------
Railroads 0.4%
Wisconsin Central Transportation Co.* ...................................................         41,800               525,113
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $119,709,349)                                                                            107,972,680
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $127,160,349) (a)                                                       115,423,680
------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security.

(a) The cost for federal income tax purposes was $127,179,613. At August 31, 1998, net unrealized depreciation for all securities based on tax cost was $11,755,933. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,600,518 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $16,356,451.


    The accompanying notes are an integral part of the financial statements.

                        13 - Scudder Classic Growth Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of August 31, 1998

Assets
--------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $127,160,349) .................    $115,423,680
                 Cash ..................................................................          44,482
                 Receivable for Fund shares sold .......................................       3,090,491
                 Dividends and interest receivable .....................................         127,051
                 Foreign taxes recoverable .............................................           1,642
                 Deferred organization expenses ........................................          17,854
                 Due from Adviser ......................................................          28,442
                 Other assets ..........................................................         182,391
                                                                                            ------------
                 Total assets ..........................................................     118,916,033

Liabilities
--------------------------------------------------------------------------------------------------------
                 Payable for investments purchased .....................................         326,542
                 Payable for Fund shares redeemed ......................................         778,339
                 Other payables and accrued expenses ...................................         248,351
                                                                                            ------------
                 Total liabilities .....................................................       1,353,232
                 ---------------------------------------------------------------------------------------
                 Net assets, at market value ...........................................    $117,562,801
                 ---------------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized appreciation (depreciation) on investments .................     (11,736,669)
                 Accumulated net realized gain (loss) ..................................       6,361,715
                 Paid-in capital .......................................................     122,937,755
                 ---------------------------------------------------------------------------------------
                 Net assets, at market value ...........................................    $117,562,801
                 ---------------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------------------------------
                 Scudder Shares
                 Net asset value, offering and redemption price per share
                 ($103,528,081 / 6,233,469 outstanding shares of beneficial
                 interest, $.01 par value, unlimited number of shares                       ------------
                 authorized) ...........................................................          $16.61
                                                                                            ------------

                 Class A Shares
                 Net asset value and redemption price per share ($7,198,176 / 433,134
                 outstanding shares of beneficial interest, $.01 par value, unlimited       ------------
                 number of shares authorized) ..........................................          $16.62
                                                                                            ------------

                                                                                            ------------
                 Maximum offering price per share (100/94.25 of $16.62) ................          $17.63
                                                                                            ------------

                 Class B Shares
                 Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,919,740 / 357,344 outstanding
                 shares of beneficial interest, $.01 par value, unlimited number of         ------------
                 shares authorized).....................................................          $16.57
                                                                                            ------------

                 Class C Shares
                 Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($916,804 / 55,334 outstanding shares
                 of beneficial interest, $.01 par value, unlimited number of shares         ------------
                 authorized) ...........................................................          $16.57
                                                                                            ------------


    The accompanying notes are an integral part of the financial statements.

                        14 - Scudder Classic Growth Fund

                             Statement of Operations
                       for the year ended August 31, 1998

Investment Income
--------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $16,317) ..................    $    953,427
                 Interest ..............................................................         285,782
                                                                                            ------------
                                                                                               1,239,209
                                                                                            ------------
                 Expenses:
                 Management fee ........................................................         652,143
                 Services to shareholders ..............................................         572,080
                 Custodian and accounting fees .........................................          83,423
                 Distribution service fees .............................................           7,007
                 Administrative service fees ...........................................           5,253
                 Trustees' fees and expenses ...........................................          34,411
                 Auditing ..............................................................          30,000
                 Registration fees .....................................................          62,790
                 Reports to shareholders ...............................................          39,222
                 Legal .................................................................          14,078
                 Amortization of organization expense ..................................           3,546
                 Other .................................................................           4,328
                                                                                            ------------
                 Total expenses before reductions ......................................       1,508,281
                 Expense reductions ....................................................        (285,939)
                                                                                            ------------
                 Expenses, net .........................................................       1,222,342
                 ---------------------------------------------------------------------------------------
                 Net investment income (loss)                                                     16,867
                 ---------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investments .............................       6,411,034
                 Net unrealized appreciation (depreciation) during the period on
                 investments ...........................................................     (18,592,485)
                 ---------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                  (12,181,451)
                 ---------------------------------------------------------------------------------------
                 ---------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $(12,164,584)
                 ---------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                        15 - Scudder Classic Growth Fund

                       Statements of Changes in Net Assets

                                                                                           For the period
                                                                                          September 9, 1996
                                                                                          (commencement of
                                                                            Year Ended     operations) to
Increase (Decrease) in Net Assets                                         August 31, 1998  August 31, 1997
------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .................................  $     16,867      $    101,107
                 Net realized gain (loss) on investment transactions ...     6,411,034         1,068,807
                 Net unrealized appreciation (depreciation) on
                    investment transactions during the period ..........   (18,592,485)        6,855,816
                                                                          ------------      ------------
                 Net increase (decrease) in net assets resulting
                    from operations ....................................   (12,164,584)        8,025,730
                                                                          ------------      ------------
                 Distributions to shareholders from:
                 Net investment income -- Scudder Shares ...............      (134,261)          (43,257)
                                                                          ------------      ------------
                 Net realized gains -- Scudder Shares ..................    (1,093,271)               --
                                                                          ------------      ------------
                 Fund share transactions:
                 Proceeds from shares sold .............................   123,389,959        70,958,470
                 Net asset value of shares issued to shareholders
                    in reinvestment of distributions ...................     1,215,373            42,483
                 Cost of shares redeemed ...............................   (46,876,198)      (25,758,843)
                                                                          ------------      ------------
                 Net increase (decrease) in net assets from Fund
                    share transactions .................................    77,729,134        45,242,110
                                                                          ------------      ------------
                 Increase (decrease) in net assets .....................    64,337,018        53,224,583
                 Net assets at beginning of period .....................    53,225,783             1,200
                 Net assets at end of period (including
                    undistributed net investment income of $90,326        ------------      ------------
                    at August 31, 1997) ................................  $117,562,801      $ 53,225,783
                                                                          ------------      ------------


    The accompanying notes are an integral part of the financial statements.

                        16 - Scudder Classic Growth Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

Scudder Shares (b)

                                                                                                            For the Period
                                                                                                           September 9, 1996
                                                                                                           (commencement of
                                                                                             Year Ended     operations) to
                                                                                          August 31, 1998   August 31, 1997
----------------------------------------------------------------------------------------------------------------------------
                                                                                          ----------------------------------
Net asset value, beginning of period .................................................       $17.38            $12.00
                                                                                          ----------------------------------
Income from investment operations:
Net investment income (loss) .........................................................          .01               .06
Net realized and unrealized gain (loss) on investment transactions ...................         (.45)             5.36
                                                                                          ----------------------------------
Total from investment operations .....................................................         (.44)             5.42
                                                                                          ----------------------------------
Less distributions from:
Net investment income ................................................................         (.04)             (.04)
Net realized gains on investment transactions ........................................         (.29)               --
                                                                                          ----------------------------------
Total distributions ..................................................................         (.33)             (.04)
                                                                                          ----------------------------------
                                                                                          ----------------------------------
Net asset value, end of period .......................................................       $16.61            $17.38
                                                                                          ----------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (c) .................................................................        (2.72)            45.20**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...............................................        103.5              53.2
Ratio of operating expenses, net, to average daily net assets (%) ....................         1.30              1.25*
Ratio of operating expenses before expense reductions, to average
     daily net assets (%) ............................................................         1.61              2.25*
Ratio of net investment income (loss) to average daily net assets (%) ................          .03               .43*
Portfolio turnover rate (%) ..........................................................         48.5              27.4*

(a)   Based on monthly average shares outstanding during the period.
(b) On April 16, 1998, existing shares of the Fund were designated as Scudder Shares and are generally not available to new investors.
(c)   Total return would have been lower had certain expenses not been reduced.
*     Annualized
**    Not annualized


                        17 - Scudder Classic Growth Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

Class A

                                                                                                            For the Period
                                                                                                            April 16, 1998
                                                                                                           (commencement of
                                                                                                                sale of
                                                                                                            Class A shares)
                                                                                                             to August 31,
                                                                                                                 1998
----------------------------------------------------------------------------------------------------------------------------
                                                                                                           -----------------
Net asset value, beginning of period .................................................................         $20.30
                                                                                                           -----------------
Income from investment operations:
Net investment income (loss) .........................................................................            .01
Net realized and unrealized gain (loss) on investment transactions ...................................          (3.69)
                                                                                                           -----------------
Total from investment operations .....................................................................          (3.68)
                                                                                                           -----------------
                                                                                                           -----------------
Net asset value, end of period .......................................................................         $16.62
                                                                                                           -----------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) (c) .............................................................................         (18.13)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...............................................................            7.2
Ratio of operating expenses, net, to average daily net assets (%) ....................................           1.24*
Ratio of operating expenses before expense reductions, to average daily net assets (%) ...............           1.74*
Ratio of net investment income (loss) to average daily net assets (%) ................................            .10*
Portfolio turnover rate (%) ..........................................................................           48.5

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return would have been lower had certain expenses not been reduced.
(c)   Total return does not reflect the effect of any sales charges.
*     Annualized
**    Not annualized


                        18 - Scudder Classic Growth Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

Class B

                                                                                                            For the Period
                                                                                                            April 16, 1998
                                                                                                           (commencement of
                                                                                                                sale of
                                                                                                            Class B shares)
                                                                                                             to August 31,
                                                                                                                 1998
----------------------------------------------------------------------------------------------------------------------------
                                                                                                         -------------------
Net asset value, beginning of period .................................................................         $20.30
                                                                                                         -------------------
Income from investment operations:
Net investment income (loss) .........................................................................           (.05)
Net realized and unrealized gain (loss) on investment transactions ...................................          (3.68)
                                                                                                         -------------------
Total from investment operations .....................................................................          (3.73)
                                                                                                         -------------------
                                                                                                         -------------------
Net asset value, end of period .......................................................................         $16.57
                                                                                                         -------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) (c) .............................................................................         (18.37)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...............................................................            5.9
Ratio of operating expenses, net, to average daily net assets (%) ....................................           2.12*
Ratio of operating expenses before expense reductions, to average daily net assets (%) ...............           2.52*
Ratio of net investment income (loss) to average daily net assets (%) ................................           (.79)*
Portfolio turnover rate (%) ..........................................................................           48.5

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return would have been lower had certain expenses not been reduced.
(c)   Total return does not reflect the effect of any sales charges.
*     Annualized
**    Not annualized


                        19 - Scudder Classic Growth Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

Class C

                                                                                                            For the Period
                                                                                                            April 16, 1998
                                                                                                           (commencement of
                                                                                                                sale of
                                                                                                            Class C shares)
                                                                                                             to August 31,
                                                                                                                 1998
----------------------------------------------------------------------------------------------------------------------------
                                                                                                            ----------------
Net asset value, beginning of period .................................................................         $20.30
                                                                                                            ----------------
Income from investment operations:
Net investment income (loss) .........................................................................           (.05)
Net realized and unrealized gain (loss) on investment transactions ...................................          (3.68)
                                                                                                            ----------------
Total from investment operations .....................................................................          (3.73)
                                                                                                            ----------------
                                                                                                            ----------------
Net asset value, end of period .......................................................................         $16.57
                                                                                                            ----------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) (c) .............................................................................         (18.37)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...............................................................             .9
Ratio of operating expenses, net, to average daily net assets (%) ....................................           2.09*
Ratio of operating expenses before expense reductions, to average daily net assets (%) ...............           3.00*
Ratio of net investment income (loss) to average daily net assets (%) ................................           (.73)*
Portfolio turnover rate (%) ..........................................................................           48.5

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return would have been lower had certain expenses not been reduced.
(c)   Total return does not reflect the effect of any sales charges.
*     Annualized
**    Not annualized


                        20 - Scudder Classic Growth Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies


Classic Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") (formerly Scudder Investment Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Effective April 16, 1998, the Fund changed its name from Scudder Classic Growth Fund to Classic Growth Fund and an additional three classes of shares were offered, namely Classes A, B and C. Existing shares of Classic Growth Fund outstanding on that date were redesignated Scudder Shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A and Scudder Shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A and Scudder Shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Scudder Shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized capital gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears expenses unique to that class. Each class of shares differs in its respective distribution, shareholder services, administrative services and certain other class-specific expenses and expense reductions. All shares of the Fund have equal rights with respect to voting.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

                        21 - Scudder Classic Growth Fund

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the year ended August 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $110,809,928 and $42,148,996, respectively.

                               C. Related Parties

Management Agreement. Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which was effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Fund's Management Agreement with Scudder Kemper, the Fund pays the Adviser a fee equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the

                        22 - Scudder Classic Growth Fund

Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. Until April 15, 1998, the Adviser had agreed not to impose all or a portion of its management fee in order to maintain the annualized expenses of the Fund at not more than 1.25% of average daily net assets. Effective April 16, 1998, the Adviser has agreed to waive .25% of its management fee until December 31, 1998. For the year ended August 31, 1998, the Adviser did not impose a portion of its management fee amounting to $281,142, and the fee imposed amounted to $371,001, of which $54,498 is unpaid at August 31, 1998. In addition, during the year ended August 31, 1998, the Adviser paid the Fund $82,940 to reimburse the Fund for losses incurred in connection with equity securities trading.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees for the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Trustees for the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

Distribution Service Agreement. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of .75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period April 16, 1998 through August 31, 1998, each class aggregated the following amounts for the distribution of each class' applicable shares:

                                   Total          Fees           Payable at
        Distribution Fees      Aggregated    Waived by KDI    August 31, 1998
    ------------------------  ------------  ---------------  -----------------

    Class B                      $  6,154       $     --         $  6,154
    Class C                           853            457              396
                                 --------       --------         --------
                                 $  7,007       $    457         $  6,550
                                 ========       ========         ========


Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the period beginning April 16, 1998 through August 31, 1998 aggregated $61,551, all of which was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates


                        23 - Scudder Classic Growth Fund
ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period April 16, 1998 through August 31, 1998, the CDSC for Classes B and C aggregated $1,260 and $15, respectively.

Administrative Service Fees. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to .25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the period beginning April 16, 1998 through August 31, 1998, the Administrative Services Fee was as follows:


          Administrative Service Fees        Total Aggregated               Fees          Payable at
                                                                   Waived by KDI        August 31, 1998
      ------------------------------------   ------------------   -----------------   --------------------

      Class A                                   $   2,917            $   2,917             $      --
      Class B                                       2,051                1,138                   913
      Class C                                         285                  285                    --
                                                ---------            ---------             ---------
                                                $   5,253            $   4,340             $     913
                                                =========            =========             =========

Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C Shares. For the period beginning April 16, 1998 through August 31, 1998, the amount charged to Classes A, B and C by KSC aggregated $4,236, $3,169 and $828, respectively, of which $6,620 is unpaid at August 31, 1998. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder Shares. Included in services to shareholders is $231,932 charged to the Scudder Shares by SSC for the year ended August 31, 1998, of which $24,065 is unpaid at August 31, 1998.

The Scudder Shares of the Fund are one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to such Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended August 31, 1998, the Special Servicing Agreement expense charged to the Scudder Shares amounted to $292,563.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Scudder Shares of the Fund. For the year ended August 31, 1998, the amount charged to the Scudder Shares by STC aggregated $18,276, of which $6,468 is unpaid at August 31, 1998.

Fund Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended August 31, 1998, the amount charged to the Fund by SFAC aggregated $61,932, of which $6,848 is unpaid at August 31, 1998.

                        24 - Scudder Classic Growth Fund

Trustees Fees. The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended August 31, 1998, the Trustees fees and expenses aggregated $34,411.

                              D. Share Transactions

The following table summarizes shares of beneficial interest and dollar activity in the Fund:


                                                                  Period ended              For the period September 9, 1996
                                                                 August 31, 1998              (commencement of operations)
                                                                                                   to August 31, 1997
                                                        ----------------------------------  ---------------------------------
                                                        ----------------------------------  ---------------------------------
                                                           Shares            Dollars           Shares           Dollars
Shares sold

Scudder Shares                                               5,261,810    $  100,865,048         4,715,920   $   70,958,470
Class A                                                        686,665        13,861,440                --               --
Class B                                                        388,134         7,520,415                --               --
Class C                                                         59,192         1,143,056                --               --
                                                             ---------       -----------         ---------       ----------
                                                             6,395,801       123,389,959         4,715,920       70,958,470
                                                             =========       ===========         =========       ==========
Shares issued to shareholders in reinvestment of
   distributions

Scudder Shares                                                  70,172    $    1,215,373             3,115   $       42,483
Class A                                                             --                --                --               --
Class B                                                             --                --                --               --
Class C                                                             --                --                --               --
                                                             ---------       -----------         ---------       ----------
                                                                70,172         1,215,373             3,115           42,483
                                                             =========       ===========         =========       ==========
Shares redeemed

Scudder Shares                                              (2,160,627)   $  (40,949,391)       (1,657,021)  $  (25,758,843)
Class A                                                       (253,531)       (5,236,843)               --               --
Class B                                                        (30,790)         (608,304)               --               --
Class C                                                         (3,858)          (81,660)               --               --
                                                             ---------       -----------         ---------       ----------
                                                            (2,448,806)      (46,876,198)       (1,657,021)     (25,758,843)
                                                             =========       ===========         =========       ==========
Net increase (decrease)

Scudder Shares                                               3,171,355    $   61,131,030         3,062,014   $   45,242,110
Class A                                                        433,134         8,624,597                --               --
Class B                                                        357,344         6,912,111                --               --
Class C                                                         55,334         1,061,396                --               --
                                                             ---------       -----------         ---------       ----------
                                                             4,017,167    $   77,729,134         3,062,014   $   45,242,110
                                                             =========       ===========         =========       ==========

                        25 - Scudder Classic Growth Fund

                        Report of Independent Accountants

To the Trustees of Investment Trust and the Shareholders of Classic Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Classic Growth Fund (formerly Scudder Classic Growth Fund) (the "Fund") at August 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
October 26, 1998

                        26 - Scudder Classic Growth Fund

                                 Tax Information

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $5,600,000 as capital gain dividends for its year ended August 31, 1998, of which 94% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

                        27 - Scudder Classic Growth Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Bruce F. Beaty*
Vice President

Philip S. Fortuna*
Vice President

William F. Gadsden*
Vice President

Jerard K. Hartman*
Vice President

Robert T. Hoffman*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                        28 - Scudder Classic Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                        29 - Scudder Classic Growth Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                        30 - Scudder Classic Growth Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                        32 - Scudder Classic Growth Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

[LOGO]

CLASSIC GROWTH

           "...In this turbulent environment, we do invest with extra care, placing an extremely high premium on valuations
                  and on seeking quality companies with strong
                          competitive positions. ..."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
9
Industry Sectors
10
Largest Holdings
11
Report of
Independent Accounts
12
Investment
Portfolio
15
Financial Statements
18
Financial Highlights
20
Notes to
Financial Statements
24
Tax Information


AT A GLANCE
--------------------------------------------------------------------------------
ABOUT YOUR REPORT

KEMPER CLASSIC GROWTH FUND COMMENCED OFFERING CLASS A, B AND C SHARES (THE KEMPER CLASSES) AS OF APRIL 16, 1998. SHARES OF THE CLASSIC GROWTH FUND (THE "FUND") OUTSTANDING AS OF APRIL 16, 1998 WERE REDESIGNATED SCUDDER SHARES (CLASS S SHARES). THE INCEPTION DATE OF CLASS S SHARES WAS SEPTEMBER 9, 1996. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO OF SECURITIES AND HAVE THE SAME MANAGEMENT TEAM. BECAUSE OF DIFFERENT FEES AND EXPENSES, PERFORMANCE OF SHARE CLASSES WILL DIFFER. CLASS S SHARES ARE GENERALLY NOT AVAILABLE TO NEW INVESTORS.

--------------------------------------------------------------------------------
CLASSIC GROWTH FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
 FOR THE YEAR ENDED AUGUST 31, 1998
 (UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASSIC                  LIPPER
GROWTH                GROWTH FUNDS
 FUND                   CATEGORY
                        AVERAGE*
 -2.72%                  -1.95%
--------------------------------------------------------------------------------

Returns are historical for Classic Growth Fund Class S shares (unlike Class A, B and C shares) which do not have any sales charges, 12b-1 fees, or other class specific expenses like Administrative service fees. Investment returns and principal value fluctuate. Class S shares are redeemable at current net asset value, which may be more or less than original cost. Kemper Classic Growth Fund Class A, B and C shares were initially offered April 16, 1998. From inception to August 31, 1998 the total return (unadjusted for sales charge) for Class A shares was -18.13%, for Class B shares was -18.37% and for Class C shares was -18.37%. The Lipper Growth Category Average for Class A, B and C shares from April 16, 1998 through August 31, 1998 was -17.26%.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                   AS OF      AS OF
                                  8/31/98    4/16/98
--------------------------------------------------------------------------------
    CLASSIC GROWTH
    FUND CLASS A                   $16.62     $20.30
--------------------------------------------------------------------------------
    CLASSIC GROWTH
    FUND CLASS B                   $16.57     $20.30
--------------------------------------------------------------------------------
    CLASSIC GROWTH
    FUND CLASS C                   $16.57     $20.30
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASSIC GROWTH FUND RANKINGS
AS OF AUGUST 31, 1998
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH FUNDS CATEGORY*

    1-YEAR                                  #547 of
                                           930 funds
--------------------------------------------------------------------------------

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges. If they had, results may have been less favorable.

Ranking information is for Class S shares.

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE YEAR ENDED AUGUST 31, 1998, CLASSIC GROWTH FUND PAID THE FOLLOWING
DIVIDENDS:

                            INCOME    CAPITAL GAIN
                           DIVIDEND   DISTRIBUTION
--------------------------------------------------------------------------------
    CLASSIC GROWTH FUND       $.04        $.29
--------------------------------------------------------------------------------

Dividend information is for Class S shares.

TERMS TO KNOW

NIFTY FIFTY EFFECT Market scenario in which the stock prices of the largest companies of the S&P 500 rise at a greater rate than the overall market. In the 1960s and 1970s, the "Nifty Fifty" comprised a select group of 50 large, dominant companies. Recently, the Nifty Fifty effect has been driven by investors seeking the greater perceived security of stocks of the largest companies.

PRICE-TO-EARNING RATIO A company's stock price, divided by its earnings for the past four quarters, also referred to as its P/E.

VOLATILITY Characteristic of a security, commodity, or market to rise or fall sharply in price within a short period of time. A stock may be volatile because the outlook for the company is particularly uncertain or because of a variety of other reasons.

GRAY MONDAY On Monday, October 27, 1997, turmoil in Southeast Asian markets triggered a one-day drop of 7 percent in the U.S. equity market.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR OF ARTS DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $239 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.

DEAR SHAREHOLDERS,

The third quarter of 1998 ended on a mildly positive note with the Federal Reserve Board (the Fed) reducing interest rates by 1/4 of a point to 5.25 percent. While some investors were disappointed by the small size of the adjustment, it nevertheless provided a moment of relief after several stormy months. Economic and political instability in Russia, terrorist bombings and U.S. retaliation overseas, lingering effects of the "contagion" in Asia, not to mention weak corporate profits and political scandal in the United States were responsible for considerable uncertainty and market volatility. A series of market dips and drops continued to fuel the debate about whether we would finally see the end of our long-running bull market -- or even plummet into a recession.

  The Fed's mid-September bank credit survey indicated that domestic banks are tightening credit standards for both large and small borrowers. This suggests a reduction in the supply of credit going forward with subsequent negative impacts on employment growth and capital spending. In this sense, there is the beginning of a credit crunch starting in U.S. bank credit markets.

  But investors should find comfort in the fact that economic fundamentals continue to favor financial assets in the U.S. -- particularly Treasury bonds. In a nutshell, the nation's economy remains strong despite its slowdown in the second half of the year. Short-term interest rates are expected to remain low for the remainder of the year. There are no major tax or regulatory threats waiting in the wings. And our economy continues to draw investors from around the world, although perhaps not as fervently as last year.

  The nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, is expected to have grown at an annualized rate of 2 percent in the third quarter of 1998. Faster growth can be attributed to several one-time factors, including a domestic correction in inventory levels and the end of the General Motors strike.

  Real capital spending and employment growth have remained solid. Consumer confidence remains fairly high. Home sales remain robust. Economic policy continues to support the nation's fiscal budget surplus projection of $65 billion.

  As far as inflation goes, there are two tales to be told. Prices for consumer goods, as measured by the consumer price index (CPI), are steady. Compare this to prices for services, which have risen between 2.5 and 3.5 percent. For investors, this difference in pricing flexibility translates into a difference in profit expectations. Profits of domestic service firms should be much stronger than commodity producers dependent on export markets.

  Across the Atlantic, Europe's economy appears to be growing at an even pace as the region progresses toward the Economic and Monetary Union (EMU) slated for January 1, 1999. One effect of the union may be a slight rise in short-term interest rates in Europe -- not because there will be an overt change in policy, but simply because of the convergence of some very disparate interest rates. The average rate will likely be higher than the relatively attractive rate the German Central Bank currently offers, for example.

  In Asia, which has been making headlines around the world for more than a year now, the latest news is from Japan, which recently installed a new prime minister as well as a new finance minister. Much discussion will be focused on changes in Japan's economic policy, particularly in terms of taxation and banking reform -- and patience is in order. Most of the changes in taxation will impact Japan in the first half of 1999. But as far as banking reform goes, those of us familiar with bank reform in the U.S. know that this will be a two- to five-year process. Certainly, investors are looking to Japan to spark recovery for Asia as a whole, which continues to suffer from the "contagion" of low currency values, seriously reduced consumer spending and general economic malaise.

  Indeed, while its full effects remain to be seen -- and felt -- by the majority of American businesses and individuals, the Asian economic crisis has contributed to the general uncertainty of the emotion-driven U.S. markets. Whether it's an economic crisis abroad or political scandal at home, current events move the investors who move the markets.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

    THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

        MEASUREMENT PERIOD
       (FISCAL YEAR COVERED)           NOW (9/30/98)         6 MONTHS AGO          1 YEAR AGO          2 YEARS AGO
10-YEAR TREASURY RATE(1)                    4.81                 5.64                 6.03                 6.53
PRIME RATE(2)                               8.49                  8.5                  8.5                 8.25
INFLATION RATE(3)                           1.68                  2.3                 2.22                    3
THE U.S. DOLLAR(4)                          4.31                 3.92                 7.62                 4.74
CAPITAL GOODS ORDERS(5)*                   11.33                10.47                15.67                 4.79
INDUSTRIAL PRODUCTION(5)*                   3.07                 4.49                 4.99                 3.18
EMPLOYMENT GROWTH(6)                        2.41                 2.57                 2.65                 2.22

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF AUGUST 31, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  One might conclude that, as a result of 1998's slow corporate profit growth and turmoil in Russia and Asia, the psychology of the markets is shifting -- even some of Wall Street's most resolute bulls appear to be reconsidering their long-held convictions. But with the economy's strong fundamentals in place, the outlook for a bear market is premature. In any case, prudent investors are wise to watch for the following economic warning signs: inflation in the form of rising wages and/or prices; residual fallout from Asia, which could appear in the form of reduced sales and earnings for American businesses; and a continued widening of our trade deficit, an imbalance caused by heightened American demand for foreign goods and services. In the months to come, investors are likely to maintain their bias in favor of investments that have historically been considered more conservative: larger capitalization stocks, U.S. Treasuries and only the highest-grade corporate bonds.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

JOHN E. SILVIA

October 9, 1998

PERFORMANCE UPDATE

[GADSDEN PHOTO]

Lead Portfolio Manager William F. Gadsden joined Scudder Kemper Investments, Inc. in 1983 and has more than 15 years of investment industry experience.

Bruce F. Beaty, portfolio manager, joined the organization in 1991 and has more than 16 years of investment industry experience. As a team, they have managed Kemper Classic Growth Fund since its inception.

The views expressed in this report reflect those of the portfolio managers only through the end of the reporting period indicated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

THE FUND FIRST OFFERED KEMPER CLASSES ON APRIL 16, 1998. (PRIOR TO APRIL 16, 1998 THE FUND OPERATED AS SCUDDER CLASSIC GROWTH FUND (CLASS S SHARES)). LEAD PORTFOLIO MANAGER WILLIAM GADSDEN AND PORTFOLIO MANAGER BRUCE BEATY HAVE BEEN MANAGERS OF THE FUND SINCE ITS DATE OF INCEPTION IN SEPTEMBER 1996. IN THIS REPORT, GADSDEN AND BEATY DISCUSS HOW THEY USED A QUANTITATIVE "GROWTH-AT-A-REASONABLE-PRICE" DISCIPLINE TO POSITION THE FUND IN A CHALLENGING AND VOLATILE MARKET ENVIRONMENT.

Q     HOW DID THE CLASS S SHARES ("THE SHARES") PERFORM FOR THE 12-MONTH PERIOD
ENDED AUGUST 31, 1998?

A     The shares lost 2.72 percent of their value (unadjusted for any sales charge) for the one-year period ended August 31, 1998. During this time, the S&P 500 returned 8.13 percent. The shares' returns are more closely in line with their peer group's average. For the one-year period, the Lipper growth fund category posted an average loss of 1.95 percent. As we'll discuss, we found that the markets were often inhospitable to our growth-at-a-reasonable price discipline (GARP). Global economic and market turmoil also impacted performance negatively. And while we are never happy when shareholders lose money, we remain confident in the longer-term merits of our investment strategy. Since their inception in September 1996, the shares have posted an average annualized return of 19.11 percent.

Q     FROM THE OCTOBER 27, 1997 "GRAY MONDAY" MELTDOWN TO THE MORE RECENT
RUSSIAN DEBT CRISIS, THE YEAR ENDED AUGUST 31, 1998 HAS BEEN EXTREMELY CHALLENGING FOR INVESTORS. COULD YOU PROVIDE US WITH AN OVERVIEW OF THE KEY FACTORS INFLUENCING THE EQUITY MARKETS DURING THE PAST TWELVE MONTHS?


A     Certainly. The past year has been characterized by extremes in both upward and downward volatility. Essentially, we saw three distinct markets over the past year.

-PHASE ONE -- ASIAN CONTAGION: During the end of the summer and fall of 1997, the markets grappled with the consequences of Asia's economic meltdown. When Asia faltered, domestic markets were also pitched into uncertainty as investors began to wonder if the strong period of domestic economic growth was also winding down. On October 27, 1997, now remembered as "Gray Monday," the uncertainty reached a fevered pitch, and the U.S. equity markets plummeted 7 percent. Financial services and technology stocks were battered most, giving up a sizable portion of the gains earned in previous months. Investors were worried that financial services firms that had extended credit to Asia would suffer the consequences of the Asian economic woes. Technology stocks were hurt by concerns about surpluses and limited demand from Asian countries.

-PHASE TWO -- EUPHORIC REBOUND: Worries over the Asian crisis abated very quickly. Investors' anxieties were soothed by strong earnings announcements from U.S. companies and by bailout plans developed by the International Monetary Fund. The markets responded with a rip-roaring rally. This euphoric upswing

PERFORMANCE UPDATE

began towards the end of 1997 and ran through the first quarter of 1998. Nonetheless, volatility and uncertainty lurked in the foreground. Stocks that fell short of earnings expectations received little mercy. Nervous investors bestowed much greater favor on the stocks of large, blue-chip companies, causing the prices of this narrow band of stocks to rise disproportionately higher than the overall market. Even within the rally, not all types of stocks participated equally. Financial stocks fared particularly well, as consolidations within the industry were received favorably by investors. Because of their perceived safe-haven status, large consumer nondurable stocks also thrived.

- PHASE THREE -- ASIA RELAPSES; RUSSIA AND LATIN AMERICA STUMBLE: In the third market phase, downside volatility reemerged as the dominant theme. As the fiscal year wound down in mid-summer, it became clear that the Asian situation had not resolved itself fully. Earnings disappointments threw the prices of many stocks into a rapid downward spiral. Then, towards the end of August, the Russian debt crisis triggered a second, full-blown market meltdown. Global markets responded emotionally and emphatically to the Russian default. The Latin American markets also became a source of great concern. No sector was left unscathed in this broad-based correction, and even the mega-cap names suffered. Because of both perceived and potential exposure to Russian debt, financial stocks bore the brunt of the turmoil.

Q     YOU'VE NOTED THAT TECHNOLOGY AND FINANCIAL SERVICES STOCKS EXPERIENCED UPS
AND DOWNS. THE FUND INCLUDES LARGE STAKES IN BOTH SECTORS. HOW DID THIS IMPACT PERFORMANCE DURING THE THREE MARKET PHASES THAT YOU'VE DESCRIBED?

A     In the first phase, our financial and technology stocks suffered as the
Asian situation unfolded. Several names that had turned in very strong gains gave up ground. Within the fund's technology stake, Intel and Compaq Computer Corp. felt the sting of the Asian contagion. Financial services stocks such as Citicorp also sustained some bruising.

      During the market upswing of the first quarter, the fund's financial stocks rebounded and contributed strong gains. For instance, the fund owned both Citicorp and Travelers Group, which benefited from participation in consolidations. The fund also held positions in other financial stocks that reaped rewards in the generally positive market climate surrounding the sector. During this period, we opted to trim our financial stock exposure and take profits. We still remained overweighted relative to the index, because we continued to find attractive valuations.

      As the Russian debt default and concerns about Asia and Latin America precipitated late summer's meltdown, the fund's technology and financial services stocks struggled again. Stocks such as Travelers and BankAmerica gave back their earlier gains, and then some. In the immediate aftermath, we remained cautious and kept portfolio changes minimal. We were determined not to be to whipsawed by the market.

Q     HOW DO YOU SELECT STOCKS IN SUCH A TURBULENT ENVIRONMENT?

A     No matter what the market climate, we use the same techniques, adhering strictly to a "growth-at-a-reasonable-price" (GARP) strategy. We use a disciplined stock-selection process to find stocks that have strong fundamentals and sound valuations. The fund's model evaluates a variety of factors, including earnings growth, price-to-earnings and price-to-book ratios, earnings growth and debt.

      That said, in this turbulent environment, we do invest with extra care, placing an extremely high premium on valuations, and on seeking quality companies with strong competitive positions. We look for good clean balance sheets. We believe that over the long-term, these companies can better weather economic and market stress.

Q     YOU MENTIONED THAT THE MARKET HAS FAVORED VERY LARGE-CAP STOCKS. THE FUND
ALSO INVESTS IN LARGER COMPANIES. HOW DID THE MARKET'S LARGE-CAP BIAS IMPACT THE FUND AND RELATIVE PERFORMANCE?

A     This year, the lion's share of the S&P 500's gains have been driven by a handful of the largest names, a market response often referred to as the Nifty Fifty Effect (see Terms To Know). In the recent climate of spiking volatility, investors fled to the perceived safety of the mega-cap stocks. Investor anxiety drove the prices of these stocks upward to levels that we feel are unreasonable and unsustainable. Big "glamour" names, such as Cisco Systems and Microsoft, enjoyed the limelight, but their steep price tags placed them well beyond the "reasonable" levels our discipline requires.

      In short, while we follow a GARP discipline, the market has recently favored an approach that's better described as "GAAP" -- growth at any price. While our discipline may compel us to eschew some of the market's highfliers, we're not going to abandon our

PERFORMANCE UPDATE

course. As the market chases after stocks that it mistakenly believes are "bullet-proof", we believe that it is trampling past some other good opportunities. We believe that our GARP-driven models will help us to uncover these opportunities.

      Recent market activity illustrates that, over the long-term, investors aren't well served by GAAP. For instance, we saw that the mega-caps were not immune from the market melee triggered by the Russian debt crisis. The markets of the last year have been a bit of an aberration, but years of investing experience underlie our conviction that the merits of GARP will serve investors in better stead for the long term.

Q     COULD YOU GIVE US SOME EXAMPLES OF STOCKS THAT SATISFIED THE FUND'S GARP
CRITERIA AND CONTRIBUTED TO PERFORMANCE DURING THE ANNUAL PERIOD?

A     Home Depot is one example of where our conviction has been rewarded. We'd been watching this stock for several years. (Even though the fund is only two years old, we've been employing very similar quantitative modeling techniques in other mutual funds and private accounts. We leverage our historical research for this fund.) Early in this decade, Home Depot was a cult growth stock of sorts; a Microsoft of yesteryear. Its high price drove it to the bottom of our valuation model. Then, the stock traded sideways for several years. As its valuations improved over time, it met our quantitative screens and began to percolate upwards. When it reached the higher ranks of our model, we bought the stock. We've been quite pleased with its performance.

      During the annual period, we established a stake in Dayton Hudson that has served the fund in good stead. Dayton Hudson operates retail and department store chains, including Target, Mervyn's, Dayton's and Marshall Fields. Our model indicated that the stock was trading at an opportune price, given the company's earnings growth potential, strong market position, and fundamentals.

      Omnicom Group, Inc. also satisfied the rigorous criteria of our quantitative model. Omnicom Group is a large, multinational advertising agency. The firm has the resources to handle and coordinate an advertising campaign across global markets. We feel that Omnicom Group offers clients an edge by offering a more consolidated approach for other large global firms.

Q     HAS YOUR OUTLOOK FOR ANY SECTORS CHANGED?

A     First and foremost, we're bottom-up stock pickers, so we focus first and foremost on trying to find strong stocks, rather than using a top-down approach to make sector bets. Of course, stocks in a sector can react similarly to economic and market trends. The fund currently holds sizable positions in health care and technology stocks, and we feel that these sectors will continue to offer reasonably valued choices. We have more concerns about many of the stocks in the financial sector. We must try to evaluate if the world markets are at the end of a global credit cycle. We would expect to shuffle our finance stocks a bit, seeking those that are limited in their exposure to the worst pockets of crisis. For many domestic financial firms, the implications of the global currency woes are fundamentally smaller. For instance, American Express Co. has less significant international exposure than do some of the other major financial service firms, and it also offers diversification through its American Express Financial Advisors operations.

Q     DO YOU FEEL THAT THESE CHALLENGING TIMES WILL CONTINUE?

A     Yes, we believe that investors should be prepared for volatility. We're taking a cautious approach. In recent months, the price multiples of many stocks have been coming down, but we can't make the case yet for a rebound. The slowdown in U.S. earnings growth is one hurdle that the markets must address.

      However, we do maintain a high degree of conviction in our disciplined stock-selection model. We are confident that the model has the potential to signal us to emerging opportunities among large-cap leadership names, opportunities that the rest of the market may be racing past.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

FOR PERIODS ENDED AUGUST 31, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                        1-YEAR    LIFE OF FUND
----------------------------------------------------------------------------------------------------
    KEMPER CLASSIC GROWTH FUND CLASS A                  -8.20%        15.62%      (since 9/9/96)
----------------------------------------------------------------------------------------------------
    KEMPER CLASSIC GROWTH FUND CLASS B                  -5.76         17.71       (since 9/9/96)
----------------------------------------------------------------------------------------------------
    KEMPER CLASSIC GROWTH FUND CLASS C                  -2.90         19.00       (since 9/9/96)
----------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]


--------------------------------------------------------------------------------
KEMPER CLASSIC GROWTH FUND
--------------------------------------------------------------------------------

                          Kemper
                         Classic                      Consumer
Measurement Period     Growth Fund      S&P 500        Price
(Fiscal Year Covered)    Class A1       Index'         Index"
9/9/96                     10000         10000         10000
                            9906         10562         10032
12/31/96                   10545         11441         10083
                           10790         11749         10172
                           13026         13799         10191
                           14467         14832         10248
12/31/97                   14221         15258         10254
                           16042         17385         10312
                           16419         17959         10362
8/31/98                    13323         15204         10388

Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that shares when redeemed may be worth more or less than original costs.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. On April 16, 1998, the fund offered an additional three classes of shares, namely the Class A, B And C shares described herein. Prior to that date, the fund consisted of one class of shares which, on that date, were re-designated as Class S shares of the fund. Returns shown for Class A, B And C shares for periods prior to their inception are derived from the historical performance of Class S shares of Classic Growth Fund during such periods and have been adjusted to reflect the current maximum 5.75% initial sales charge for Class A shares or the maximum contingent deferred sales charge (CDSC), if any, currently applicable to Class B AND C shares. Class S shares have no sales charges, Rule 12B-1 fees, or Administrative Service Fees (ASF). Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C share performance is adjusted for a CDSC, which is 1% within the first year after purchase. The performance figures have not been adjusted to reflect Rule 12B-1 fees of .75%, which are applicable to each of Class B and C shares, and ASF of up to .25%, which are applicable to each of Class A, B and C shares from the date of each such class's inception. The Rule 12b-1 fees and ASF applicable to the respective classes of shares of the fund will affect performance. Class S shares are subject to certain other, or different levels of, expenses than Classes A, B AND C. The expenses applicable to Class S have been reflected in the performance presented. The difference in expenses will affect performance. The performance figures reflect an expense limitation of 1.25% of average daily net assets in effect for the period September 9, 1996 to April 15, 1998. If the Adviser had not maintained expenses, the total return for the one year and life of fund periods would have been lower. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in this report.

(1) Performance is for Class S shares of Classic Growth Fund and has been adjusted to reflect the current, maximum 5.75% initial sales charge applicable to Class A shares of the fund. Class B and C shares of the fund, the performance of each of which is not included in the graph, is each subject to Rule 12b-1 fees and a CDSC of 4% within the first year after purchase, declining to 0% after six years, for Class B shares and 1% within the first year after purchase for Class C shares, which would affect performance.

+ The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

++ The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation. Source is Towers Data Systems.

INDUSTRY SECTORS

SECTOR COMPOSITION OF KEMPER CLASSIC GROWTH FUND*

Data show the percentage of common stocks in the portfolio that each sector of Kemper Classic Growth Fund represented on August 31, 1998.

                                  [BAR GRAPH]

                     Measurement Period
                   (Fiscal Year Covered)                        Kemper Classic Growth Fund on 8/31/98
FINANCIAL                                                                        18

TECHNOLOGY                                                                       16

CONSUMER DISCRETIONARY                                                           15

HEALTH                                                                           12

ENERGY                                                                            9

MANUFACTURING                                                                     8

CONSUMER STAPLES                                                                  6

MEDIA                                                                             6

DURABLES                                                                          5

OTHER                                                                             5

*Portfolio composition is subject to change.

LARGEST HOLDINGS

KEMPER CLASSIC GROWTH FUND'S 10 LARGEST HOLDINGS*
REPRESENTING 26.2 PERCENT OF THE FUND'S PORTFOLIO ON AUGUST 31, 1998.

---------------------------------------------------------------------------------------------------------
Holdings                                                                                          Percent
---------------------------------------------------------------------------------------------------------

1.             EXEL, Ltd.                      Provider of liability insurance to industrial,        3.2%
                                               commercial and other enterprises.

2.             Home Depot, Inc.                Operates retail stores carrying building supplies     2.9%
                                               and home improvement products.

3.             Procter & Gamble Co.            Engaged in the manufacture and distribution of a      2.8%
                                               wide variety of household products, consisting of
                                               laundry and cleaning products, diapers, personal
                                               care products and food products.

4.             Schering-Plough Corp.           Engaged in the discovery, development,                2.7%
                                               manufacturing and marketing of healthcare and
                                               pharmaceutical products.

5.             Intel Corp.                     Engaged in the design, development, manufacture       2.6%
                                               and sale of advanced microcomputer components,
                                               such as integrated circuits and other related
                                               products.

6.             Worldcom, Inc.                  Provides intrastate, interstate and international     2.6%
                                               long distance services, along with operator,
                                               billing and collection services.

7.             Compaq Computer Corp.           Designs, develops, manufactures and markets           2.5%
                                               personal computers for business and professional
                                               users.

8.             American International Group,   The leading U.S.-based international insurance        2.4%
               Inc.                            organization and among the largest underwriters of
                                               commercial and industrial coverages in the U.S.

9.             Omnicom Group, Inc.             Operates advertising agencies which plan, create,     2.3%
                                               produce and place advertising in a variety of
                                               media channels, including radio, newspapers,
                                               magazines and television.

10.            Federal National Mortgage       Often referred to as "Fannie Mae," this               2.2%
               Association                     corporation provides for the transfer of capital
                                               between mortgage lenders and mortgage security
                                               investors, enabling mortgage lenders to provide a
                                               continuous flow of funds to borrowers.


*Portfolio composition and holdings are subject to change.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF INVESTMENT TRUST AND THE
SHAREHOLDERS OF CLASSIC GROWTH FUND:

  In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Classic Growth Fund (formerly Scudder Classic Growth Fund) (the "Fund") at August 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

                                          Boston, Massachusetts
                                          October 26, 1998

INVESTMENT PORTFOLIO

KEMPER CLASSIC GROWTH FUND
INVESTMENT PORTFOLIO AT AUGUST 31, 1998

------------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL       MARKET
         REPURCHASE AGREEMENTS--6.5%                                                       AMOUNT ($)    VALUE ($)
------------------------------------------------------------------------------------------------------------------------
                                             Repurchase Agreement with State Street Bank
                                             and Trust Company dated 8/31/1998 at
                                             5.75%, to be repurchased at $7,452,190 on
                                             9/1/1998, collateralized by a $7,555,000
                                             U.S. Treasury Bond, 5.875%, 1/31/1999
                                             (Cost $7,451,000)                             7,451,000       7,451,000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS--93.5%                                                                     SHARES
------------------------------------------------------------------------------------------------------------------------
    CONSUMER                                 Costco Companies, Inc.*                          37,300       1,755,431
    DISCRETIONARY--14.0%
    DEPARTMENT & CHAIN
    STORES--8.0%
                                             Dayton Hudson Corp.                              63,300       2,278,800
                                             Home Depot, Inc.                                 86,800       3,341,800
                                             Walgreen Co.                                     47,500       1,828,750
                                             ---------------------------------------------------------------------------
                                                                                                           9,204,781
    HOTELS & CASINOS--2.1%                   Carnival Corp. "A"                               54,000       1,559,250
                                             Mirage Resorts, Inc.*                            57,700         858,288
                                             ---------------------------------------------------------------------------
                                                                                                           2,417,538
    SPECIALTY RETAIL--3.9%                   AutoZone, Inc.*                                  53,600       1,390,250
                                             Office Depot Inc.*                               75,500       1,925,250
                                             Tiffany & Co.                                    32,900       1,223,469
                                             ---------------------------------------------------------------------------
                                                                                                           4,538,969
------------------------------------------------------------------------------------------------------------------------
    CONSUMER STAPLES--5.5%                   Philip Morris Companies, Inc.                    42,600       1,770,563
    ALCOHOL & TOBACCO--1.5%
                                             ---------------------------------------------------------------------------

    FOOD & BEVERAGE--1.2%                    Suiza Foods Corp.*                               27,700       1,339,988
                                             ---------------------------------------------------------------------------
    PACKAGE GOODS/                           Procter & Gamble Co.                             41,700       3,190,050
    COSMETICS--2.8%
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    HEALTH--11.1%                            HEALTHSOUTH Corp.*                              108,100       2,047,144
    HEALTH INDUSTRY SERVICES--1.8%
                                             ---------------------------------------------------------------------------

    MEDICAL SUPPLY &                         Becton, Dickinson & Co.                          65,200       2,171,975
    SPECIALTY--1.9%
                                             ---------------------------------------------------------------------------

    PHARMACEUTICALS--7.4%                    American Home Products Corp.                     28,600       1,433,575
                                             Bristol-Myers Squibb Co.                         23,300       2,280,488
                                             Pfizer, Inc.                                     18,900       1,757,700
                                             Schering-Plough Corp.                            36,300       3,121,800
                                             ---------------------------------------------------------------------------
                                                                                                           8,593,563
------------------------------------------------------------------------------------------------------------------------
    COMMUNICATIONS--2.6%                     WorldCom, Inc.*                                  72,500       2,967,969
    TELEPHONE/COMMUNICATIONS
                                             ---------------------------------------------------------------------------

INVESTMENT PORTFOLIO

------------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                             SHARES      VALUE ($)
------------------------------------------------------------------------------------------------------------------------
    FINANCIAL--17.0%                         BankAmerica Corp.                                27,700       1,774,531
    BANKS--1.5%
                                             ---------------------------------------------------------------------------

    INSURANCE--8.9%                          Allstate Corp.                                   34,000       1,275,000
                                             American International Group, Inc.               35,500       2,744,594
                                             Conseco, Inc.                                    39,200       1,082,900
                                             EXEL Ltd. (ADR)*                                 54,800       3,661,318
                                             MBIA, Inc.                                       26,400       1,481,700
                                             ---------------------------------------------------------------------------
                                                                                                          10,245,512
    CONSUMER FINANCE--1.5%                   Associates First Capital Corp.                   30,000       1,773,750
                                             ---------------------------------------------------------------------------
    OTHER FINANCIAL                          American Express Company                         20,700       1,614,600
    COMPANIES--5.1%
                                             Federal National Mortgage Association            44,100       2,505,431
                                             Travelers Group, Inc.                            39,300       1,743,938
                                             ---------------------------------------------------------------------------
                                                                                                           5,863,969
------------------------------------------------------------------------------------------------------------------------
    MEDIA--5.4%                              Omnicom Group, Inc.                              57,300       2,728,913
    ADVERTISING--2.4%
                                             ---------------------------------------------------------------------------

    CABLE TELEVISION--1.8%                   Tele-Comm Liberty Media Group "A"*               64,550       2,109,978
                                             ---------------------------------------------------------------------------
    PRINT MEDIA--1.2%                        Tribune Co.                                      22,300       1,436,956
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
    SERVICE INDUSTRIES--1.7%                 Franklin Resources, Inc.                         28,500         919,125
    INVESTMENT--0.8%
                                             ---------------------------------------------------------------------------

    MISCELLANEOUS COMMERCIAL                 AccuStaff, Inc.*                                 63,300         791,250
    SERVICES--0.7%
                                             ---------------------------------------------------------------------------

    MISCELLANEOUS CONSUMER                   Service Corp. International                       9,300         315,038
    SERVICES--0.2%
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
    DURABLES--4.9%                           Lockheed Martin Corp.                            16,800       1,468,950
    AEROSPACE--2.8%
                                             United Technologies Corp.                        24,300       1,763,269
                                             ---------------------------------------------------------------------------
                                                                                                           3,232,219
    AUTOMOBILES--1.0%                        Magna International, Inc. "A"                    20,200       1,210,738
                                             ---------------------------------------------------------------------------
    TELECOMMUNICATIONS                       Nokia AB Oy "A" (ADR)                            18,500       1,236,031
    EQUIPMENT--1.1%
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
    MANUFACTURING--7.1%                      Praxair, Inc.                                    21,800         782,075
    CHEMICALS--1.5%
                                             Sigma-Aldrich Corp.                              34,900         968,475
                                             ---------------------------------------------------------------------------
                                                                                                           1,750,550
    DIVERSIFIED                              General Electric Co.                             22,400       1,792,000
    MANUFACTURING--3.0%
                                             Textron, Inc.                                    26,000       1,631,500
                                             ---------------------------------------------------------------------------
                                                                                                           3,423,500
    ELECTRICAL PRODUCTS--0.7%                Emerson Electric Co.                             14,700         837,900
                                             ---------------------------------------------------------------------------
    MACHINERY/COMPONENTS/                    Parker-Hannifin Group                            74,150       2,150,350
    CONTROLS--1.9%
                                             ---------------------------------------------------------------------------

INVESTMENT PORTFOLIO

------------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                             SHARES      VALUE ($)
    TECHNOLOGY--14.6%                        Computer Associates International, Inc.          26,500         715,500
    COMPUTER SOFTWARE--2.1%
                                             Parametric Technology Corp.                      63,000         645,750
                                             Sterling Commerce, Inc.*                         34,100       1,125,300
                                             ---------------------------------------------------------------------------
                                                                                                           2,486,550
    DIVERSE ELECTRONIC                       Applied Materials, Inc.*                         55,400       1,360,763
    PRODUCTS--1.2%
                                             ---------------------------------------------------------------------------

    ELECTRONIC DATA                          Compaq Computer Corp.                           103,400       2,888,738
    PROCESSING--7.7%
                                             Hewlett-Packard Co.                              47,100       2,287,294
                                             International Business Machines Corp.            11,800       1,328,975
                                             Sun Microsystems, Inc.*                          59,000       2,337,875
                                             ---------------------------------------------------------------------------
                                                                                                           8,842,882
    SEMICONDUCTORS--3.6%                     Intel Corp.                                      43,270       3,080,283
                                             Linear Technology Corp.                          21,900       1,029,300
                                             ---------------------------------------------------------------------------
                                                                                                           4,109,583

------------------------------------------------------------------------------------------------------------------------
    ENERGY--8.7%                             Atlantic Richfield Co.                           21,700       1,258,600
    OIL COMPANIES--6.5%
                                             Exxon Corp.                                      28,100       1,838,794
                                             Mobil Corp.                                      18,900       1,306,463
                                             Repsol SA (ADR)                                  24,100       1,058,894
                                             Royal Dutch Petroleum Co. (New York shares)      52,300       2,078,925
                                             ---------------------------------------------------------------------------
                                                                                                           7,541,676
    OIL/GAS TRANSMISSION--1.0%               Williams Cos., Inc.                              50,150       1,153,450
                                             ---------------------------------------------------------------------------
    OILFIELD SERVICES/                       Schlumberger Ltd.                                31,400       1,375,713
    EQUIPMENT--1.2%
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
    TRANSPORTATION--0.9%                     AMR Corp.*                                        9,800         534,100
    AIRLINES--0.5%
                                             ---------------------------------------------------------------------------

    RAILROADS--0.4%                          Wisconsin Central Transportation Co.*            41,800         525,113
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $119,709,349)                                         107,972,680
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $127,160,349)(a)                                      115,423,680
                                             ---------------------------------------------------------------------------


--------------------------------------------------------------------------------
 NOTES TO INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

* Non-income producing security.

(a) The cost for federal income tax purposes was $127,179,613. At August 31, 1998, net unrealized depreciation for all securities based on tax cost was $11,755,933. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,600,518 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $16,356,451.

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 1998

-------------------------------------------------------------------------
  ASSETS
-------------------------------------------------------------------------
Investments, at market
(Identified cost $127,160,349)                               $115,423,680
-------------------------------------------------------------------------
Cash                                                               44,482
-------------------------------------------------------------------------
Receivable for Fund shares sold                                 3,090,491
-------------------------------------------------------------------------
Dividends and interest receivable                                 127,051
-------------------------------------------------------------------------
Foreign taxes recoverable                                           1,642
-------------------------------------------------------------------------
Deferred organization expenses                                     17,854
-------------------------------------------------------------------------
Due from Adviser                                                   28,442
-------------------------------------------------------------------------
Other assets                                                      182,391
-------------------------------------------------------------------------
    TOTAL ASSETS                                              118,916,033
-------------------------------------------------------------------------

-------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------


Payable for investments purchased                                 326,542
-------------------------------------------------------------------------
Payable for Fund shares redeemed                                  778,339
-------------------------------------------------------------------------
Other payables and accrued expenses                               248,351
-------------------------------------------------------------------------
    Total liabilities                                           1,353,232
-------------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                  $117,562,801
-------------------------------------------------------------------------
-------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Unrealized appreciation (depreciation) on investments         (11,736,669)
-------------------------------------------------------------------------
Accumulated net realized gain (loss)                            6,361,715
-------------------------------------------------------------------------
Paid-in capital                                               122,937,755
-------------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                  $117,562,801
-------------------------------------------------------------------------

-------------------------------------------------------------------------
NET ASSET VALUE
-------------------------------------------------------------------------


CLASS A SHARES
  Net asset value and redemption price per share
  ($7,198,176 / 433,134 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                      $16.62
-------------------------------------------------------------------------
  Maximum offering price per share
  (100 / 94.25 of $16.62)                                          $17.63
-------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($5,919,740 / 357,344 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                      $16.57
-------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($916,804 / 55,334 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                      $16.57
-------------------------------------------------------------------------
CLASS S SHARES
  Net asset value, offering and redemption price per share
  ($103,528,081 / 6,233,469 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares
  authorized)                                                      $16.61
-------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 1998

----------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------
Income:
  Dividends (net of foreign taxes withheld of $16,317)        $    953,427
----------------------------------------------------------------------------
  Interest                                                         285,782
----------------------------------------------------------------------------
                                                                 1,239,209
----------------------------------------------------------------------------
Expenses: Management fee                                           652,143
----------------------------------------------------------------------------
  Services to shareholders                                         572,080
----------------------------------------------------------------------------
  Custodian and accounting fees                                     83,423
----------------------------------------------------------------------------
  Distribution service fees                                          7,007
----------------------------------------------------------------------------
  Administrative service fees                                        5,253
----------------------------------------------------------------------------
  Trustees' fees and expenses                                       34,411
----------------------------------------------------------------------------
  Auditing                                                          30,000
----------------------------------------------------------------------------
  Registration fees                                                 62,790
----------------------------------------------------------------------------
  Reports to shareholders                                           39,222
----------------------------------------------------------------------------
  Legal                                                             14,078
----------------------------------------------------------------------------
  Amortization of organization expense                               3,546
----------------------------------------------------------------------------
  Other                                                              4,328
----------------------------------------------------------------------------
Total expenses before reductions                                 1,508,281
----------------------------------------------------------------------------
Expense reductions                                                (285,939)
----------------------------------------------------------------------------
  Expenses, net                                                  1,222,342
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                        16,867
----------------------------------------------------------------------------

----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
----------------------------------------------------------------------------
Net realized gain (loss) from investments                        6,411,034
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the
period on investments                                          (18,592,485)
----------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS                     (12,181,451)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                    $(12,164,584)
----------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    FOR THE PERIOD
                                                                                   SEPTEMBER 9, 1996
                                                                  YEAR ENDED       (COMMENCEMENT OF
                                                                  AUGUST 31,        OPERATIONS) TO
                                                                     1998           AUGUST 31, 1997
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
----------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------
  Net investment income                                          $     16,867        $    101,107
----------------------------------------------------------------------------------------------------
  Net realized gain (loss) on investment transactions               6,411,034           1,068,807
----------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) on investment
  transactions during the period                                  (18,592,485)          6,855,816
----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                      (12,164,584)          8,025,730
----------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income--Class S                                     (134,261)            (43,257)
----------------------------------------------------------------------------------------------------
  Net realized gains--Class S                                      (1,093,271)                 --
----------------------------------------------------------------------------------------------------
Fund share transactions:
  Proceeds from shares sold                                       123,389,959          70,958,470
----------------------------------------------------------------------------------------------------
  Net asset value of shares issued to shareholders in
  reinvestment of distributions                                     1,215,373              42,483
----------------------------------------------------------------------------------------------------
  Cost of shares redeemed                                         (46,876,198)        (25,758,843)
----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
TRANSACTIONS                                                       77,729,134          45,242,110
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  64,337,018          53,224,583
----------------------------------------------------------------------------------------------------
Net assets at beginning of period                                  53,225,783               1,200
----------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
  investment income of $90,326 at August 31, 1997)               $117,562,801        $ 53,225,783
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                               -----------------------------------------
                                                               CLASS A          CLASS B          CLASS C
                                                               -----------------------------------------
                                                               FOR THE          FOR THE          FOR THE
                                                               PERIOD           PERIOD           PERIOD
                                                              APRIL 16,        APRIL 16,        APRIL 16,
                                                                1998             1998             1998
                                                            (COMMENCEMENT    (COMMENCEMENT    (COMMENCEMENT
                                                             OF SALE OF       OF SALE OF       OF SALE OF
                                                               CLASS A          CLASS B          CLASS C
                                                               SHARES)          SHARES)          SHARES)
                                                            TO AUGUST 31,    TO AUGUST 31,    TO AUGUST 31,
                                                                1998             1998             1998
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 20.30          $ 20.30          $ 20.30
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     .01             (.05)            (.05)
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                   (3.69)           (3.68)           (3.68)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                 (3.68)           (3.73)           (3.73)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 16.62          $ 16.57          $ 16.57
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                          (18.13)**        (18.37)**        (18.37)**
-----------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             7.2              5.9               .9
-----------------------------------------------------------------------------------------------------------
Ratio of operating expenses, net, to average daily net
assets (%)                                                        1.24*            2.12*            2.09*
-----------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions, to
average daily net assets (%)                                      1.74*            2.52*            3.00*
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
assets (%)                                                         .10*            (.79)*           (.73)*
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       48.5             48.5             48.5
-----------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect of any sales charges.
 *  Annualized
**  Not annualized

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                            ----------------------------
                                                                     CLASS S(b)
                                                            ----------------------------
                                                                              FOR THE
                                                                              PERIOD
                                                                           SEPTEMBER 9,
                                                                               1996
                                                                           (COMMENCEMENT
                                                                                OF
                                                             YEAR ENDED     OPERATIONS)
                                                             AUGUST 31,    TO AUGUST 31,
                                                                1998           1997
----------------------------------------------------------------------------------------
Net asset value, beginning of period                           $17.38         $12.00
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    .01            .06
----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                   (.45)          5.36
----------------------------------------------------------------------------------------
Total from investment operations                                 (.44)          5.42
----------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                          (.04)          (.04)
----------------------------------------------------------------------------------------
  Net realized gains on investment transactions                  (.29)            --
----------------------------------------------------------------------------------------
  Total distributions                                            (.33)          (.04)
----------------------------------------------------------------------------------------
Net asset value, end of period                                 $16.61         $17.38
----------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                                             (2.72)         45.20**
----------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                          103.5           53.2
----------------------------------------------------------------------------------------
Ratio of operating expenses, net, to average daily net
assets (%)                                                       1.30           1.25*
----------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions, to
average daily net assets (%)                                     1.61           2.25*
----------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
assets (%)                                                        .03            .43*
----------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      48.5           27.4*
----------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) On April 16, 1998, existing shares at the Fund were designated as Class S and are generally not available to new investors.
(c) Total return would have been lower had certain expenses not been reduced.
 *  Annualized
**  Not annualized

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1    SIGNIFICANT
     ACCOUNTING POLICIES     Classic Growth Fund (the "Fund") is a diversified
                             series of Investment Trust (the "Trust") (formerly
                             Scudder Investment Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

                             Effective April 16, 1998, the Fund changed its name from Scudder Classic Growth Fund to Classic Growth Fund and an additional three classes of shares were offered, namely Classes A, B and C. Existing shares of Classic Growth Fund outstanding on that date were redesignated Scudder Shares ("Class S"). Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A and Class S and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A and Class S and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S, generally not available to new investors, are not subject to initial or contingent deferred sales charges.

                             Investment income, realized and unrealized capital gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears expenses unique to that class. Each class of shares differs in its respective distribution, shareholder services, administrative services and certain other class-specific expenses and expense reductions. All shares of the Fund have equal rights with respect to voting.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of

NOTES TO FINANCIAL STATEMENTS

                             purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

                             ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

                             OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           During the year ended August 31, 1998, purchases
                             and sales of investment securities (excluding short-term investments) aggregated $110,809,928 and
                             $42,148,996, respectively.

--------------------------------------------------------------------------------

3    RELATED PARTIES         MANAGEMENT AGREEMENT. Effective December 31, 1997,
                             Scudder, Stevens & Clark, Inc. ("Scudder") and The
                             Zurich Insurance Company ("Zurich"), an
                             international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper
                             Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper
                             Investments, Inc. ("Scudder Kemper" or the
                             "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's
                             Investment Management Agreement with Scudder.
                             However, a new Investment Management Agreement (the
                             "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The
                             Management Agreement, which was effective December
                             31, 1997, is the same in all material respects as the corresponding previous Investment Management
                             Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

NOTES TO FINANCIAL STATEMENTS

                             Under the Fund's Management Agreement with Scudder Kemper, the Fund pays the Adviser a fee equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. Until April 15, 1998, the Adviser had agreed not to impose all or a portion of its management fee in order to maintain the annualized expenses of the Fund at not more than 1.25% of average daily net assets. Effective April 16, 1998, the Adviser has agreed to waive .25% of its management fee until December 31, 1998. For the year ended August 31, 1998, the Adviser did not impose a portion of its management fee amounting to $281,142, and the fee imposed amounted to $371,001, of which $54,498 is unpaid at August 31, 1998. In addition, during the year ended August 31, 1998, the Adviser paid the Fund $82,940 to reimburse the Fund for losses incurred in connection with equity securities trading.

                             On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees for the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Trustees for the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of .75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period April 16, 1998 through August 31, 1998, each class aggregated the following amounts for the distribution of each class' applicable shares:

                             DISTRIBUTION    TOTAL          FEES          PAYABLE AT
                                 FEES      AGGREGATED   WAIVED BY KDI   AUGUST 31, 1998
                             ------------  ----------   -------------   ---------------
                             Class B         $6,154         $ --            $6,154
                             Class C            853          457               396
                                             ------         ----            ------
                                             $7,007         $457            $6,550
                                             ======         ====            ======

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the period beginning April 16, 1998 through August 31, 1998 aggregated $61,551, all of which was paid to other firms.

                             In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C
 22

NOTES TO FINANCIAL STATEMENTS

                             share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period April 16, 1998 through August 31, 1998, the CDSC for Classes B and C aggregated $1,260 and $15, respectively.

                             ADMINISTRATIVE SERVICE FEES. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to .25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the period beginning April 16, 1998 through August 31, 1998, the Administrative Services Fee was as follows:

                           ADMINISTRATIVE    TOTAL          FEES          PAYABLE AT
                            SERVICE FEES   AGGREGATED   WAIVED BY KDI   AUGUST 31, 1998
                           --------------  ----------   -------------   ---------------
                           Class A           $2,917        $2,917            $ --
                           Class B            2,051         1,138             913
                           Class C              285           285              --
                                             ------        ------            ----
                                             $5,253        $4,340            $913
                                             ======        ======            ====

                             SHAREHOLDER SERVICES FEES. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C Shares. For the period beginning April 16, 1998 through August 31, 1998, the amount charged to Classes A, B and C by KSC aggregated $4,236, $3,169 and $828, respectively, of which $6,620 is unpaid at August 31, 1998. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for Class S. Included in services to shareholders is $231,932 charged to Class S by SSC for the year ended August 31, 1998, of which $24,065 is unpaid at August 31, 1998.

                             Class S of the Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to such Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended August 31, 1998, the Special Servicing Agreement expense charged to Class S amounted to $292,563.

                             Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in Class S of the Fund. For the year ended August 31, 1998, the amount charged to Class S by STC aggregated $18,276, of which $6,468 is unpaid at August 31, 1998.

                             FUND ACCOUNTING FEES. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value

NOTES TO FINANCIAL STATEMENTS


                             per share and maintaining the portfolio and general accounting records of the Fund. For the year ended August 31, 1998, the amount charged to the Fund by SFAC aggregated $61,932, of which $6,848 is unpaid at August 31, 1998.

                             TRUSTEES FEES. The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended August 31, 1998, the Trustees fees and expenses aggregated $34,411.

--------------------------------------------------------------------------------
4    SHARE TRANSACTIONS      The following table summarizes shares of beneficial
                             interest and dollar activity in the Fund:

                                                                                                     FOR THE PERIOD
                                                                                                   SEPTEMBER 9, 1996
                                                                                                    (COMMENCEMENT OF
                                                                     PERIOD ENDED                    OPERATIONS) TO
                                                                   AUGUST 31, 1998                  AUGUST 31, 1997
                                                              --------------------------       --------------------------
                                                                SHARES        DOLLARS            SHARES        DOLLARS
                                      ----------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                  686,665    $ 13,861,440               --    $         --
                                       ----------------------------------------------------------------------------------
                                        Class B                  388,134       7,520,415               --              --
                                       ----------------------------------------------------------------------------------
                                        Class C                   59,192       1,143,056               --              --
                                       ----------------------------------------------------------------------------------
                                        Class S                5,261,810     100,865,048        4,715,920      70,958,470
                                       ----------------------------------------------------------------------------------
                                                               6,395,801     123,389,959        4,715,920      70,958,470
                                       ----------------------------------------------------------------------------------
                                        SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                        Class A                       --    $         --               --    $         --
                                       ----------------------------------------------------------------------------------
                                        Class B                       --              --               --              --
                                       ----------------------------------------------------------------------------------
                                        Class C                       --              --               --              --
                                       ----------------------------------------------------------------------------------
                                        Class S                   70,172       1,215,373            3,115          42,483
                                       ----------------------------------------------------------------------------------
                                                                  70,172       1,215,373            3,115          42,483
                                       ----------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                 (253,531)   $ (5,236,843)              --    $         --
                                       ----------------------------------------------------------------------------------
                                        Class B                  (30,790)       (608,304)              --              --
                                       ----------------------------------------------------------------------------------
                                        Class C                   (3,858)        (81,660)              --              --
                                       ----------------------------------------------------------------------------------
                                        Class S               (2,160,627)    (40,949,391)      (1,657,021)    (25,758,843)
                                       ----------------------------------------------------------------------------------
                                                              (2,448,806)    (46,876,198)      (1,657,021)    (25,758,843
                                       ----------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        Class A                  433,134    $  8,624,597               --    $         --
                                       ----------------------------------------------------------------------------------
                                        Class B                  357,344       6,912,111               --              --
                                       ----------------------------------------------------------------------------------
                                        Class C                   55,334       1,061,396               --              --
                                       ----------------------------------------------------------------------------------
                                        Class S                3,171,355      61,131,030        3,062,014      45,242,110
                                       ----------------------------------------------------------------------------------
                                                               4,017,167      77,729,134        3,062,014      45,242,110
                                       ----------------------------------------------------------------------------------

 TAX INFORMATION (UNAUDITED)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $5,600,000 as capital gain dividends for its year ended August 31, 1998, of which 94% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

                                                                           NOTES

 NOTES

                                                                           NOTES

TRUSTEES AND OFFICERS


TRUSTEES                        OFFICERS

DANIEL PIERCE                   BRUCE F. BEATY               JOHN R. HEBBLE
President and Trustee           Vice President               Treasurer

HENRY P. BECTON, JR.            PHILIP S. FORTUNA            CAROLINE PEARSON
Trustee                         Vice President               Assistant Secretary

DAWN-MARIE DRISCOLL             WILLIAM F. GADSDEN
Trustee                         Vice President

PETER B. FREEMAN                JERARD K. HARTMAN
Trustee                         Vice President

GEORGE M. LOVEJOY, JR.          ROBERT T. HOFFMAN
Trustee                         Vice President

WESLEY W. MARPLE, JR.           THOMAS W. JOSEPH
Trustee                         Vice President

JEAN C. TEMPEL                  VALERIE F. MALTER
Trustee                         Vice President

KATHRYN L. QUIRK                THOMAS F. MCDONOUGH
Trustee, Vice President         Vice President and Secretary
and Assistant Secretary




 ..........................................................................................................
LEGAL COUNSEL                         DECHERT PRICE & RHOADS
                                      Ten Post Office Square South
                                      Boston, MA 02109
 ..........................................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
 ..........................................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 ..........................................................................................................
INDEPENDENT                           PRICEWATERHOUSECOOPERS LLP
ACCOUNTANTS                           One Post Office Square
                                      Boston, MA 02109
 ..........................................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606-5808
                                      www.kemper.com


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Classic Growth Fund prospectus.

KCGF - 2 (10/98) 1057620                                   [KEMPER FUNDS LOGO]